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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ________________________



         Date of Report (Date of Earliest Event Reported): July 27, 2004

                             THE DIRECTV GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              0-26035                                 52-1106564
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      (Commission File Number)             (I.R.S. Employer Identification No.)


       2250 EAST IMPERIAL HIGHWAY
         EL SEGUNDO, CALIFORNIA                            90245
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 (Address of Principal Executive offices)                (Zip Code)

                                 (310) 964-0808
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.


           On July 27, 2004, John L. Thornton resigned as a member of The DIRECTV Group, Inc.'s board of directors. The board has not yet appointed a new member to fill the vacancy created by Mr. Thornton's resignation.









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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       The DIRECTV Group, Inc.


Date:    July 27, 2004                 By:  /s/    Larry D. Hunter
                                           -------------------------------------
                                           Name:   Larry D. Hunter
                                           Title:  Executive Vice President,
                                                   General Counsel and Secretary





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